SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              __________________
                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OF 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 21, 2003

                    AMERICAN ENTERPRISE CORPORATION
------------------------------------------------------------------
            Exact Name of Registrant Specified in Charter


__Florida                         0-24696         59-3248917
(State or Other Jurisdiction    (Commission      (IRS Employer
of Incorporation)               File Number)   Identification No.)


5025 W. Lemon Street, Tampa, Florida                  33609
(Address of Principal Executive Offices)            (Zip Code)

(813)-287-9733
Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

	AMERICAN ENTERPRISES.COM CORP

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	Previous independent accountants

(i)	On January 21, 2002, Grant Thornton LLP resigned as the
        independent accountants of American Enterprise Corporation
        (AMER).

(ii)	The Board of Directors approved the decision to change
        independent accountants.

(iii)	The report of Grant Thornton LLP on the financial statements for the two fiscal years ended December 31, 1999 of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Board of Directors approved the decision to change
        independent accountants.

(iv)	In connection with its audits for the two fiscal years ended
        December 31, 1999 and the period January 1, 2000 through
        January 21, 2003, there were no disagreements with Grant
        Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference thereto in their report on the financial statements for such years.

(v)	During the two recent fiscal years ended December 31, 1999 and the period from January1, 2000 through January 21, 2003 there were no reportable events as that term is defined in Item
        304(a)(l)(v) of Regulation S-X.

(vi)	The Company has requested, and Grant Thornton LLP has furnished, a letter addressed to the Commission stating that Grant Thornton LLP agrees with subparagraphs (a)(ii), (iv) and (v) above.
        A copy of such letter, January 21, 2003, is filed as Exhibit 16 of this Form 8-K.

(b)	New independent accountants

        On January 21, 2003, the Company engaged Baumann, Raymondo &
        Company PA as its new principal independent accountant. The engagement was approved by the Board of Directors on January 20, 2003.

(i)	The Company has not consulted with Baumann, Raymondo & Company
        PA on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

 (c)  Exhibits.

 16   Letter regarding change in Certifying Accountant

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       By:John Stanton /s/
                      Chief Executive Officer
			January 21, 2003

                               EXHIBIT INDEX

EXHIBIT                   DESCRIPTION
-----------                    --------------------
  16                Letter regarding change in Certifying Accountant